--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 16, 2000

                Advanta Business Receivables Corp., as Transferor
                 on behalf of Advanta Business Card Master Trust
                 -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Nevada                          333-32874                 23-2852207
---------------------------------       ------------------      ------------------------
 (State or Other Jurisdiction of         (Commission File            (IRS Employer
         Incorporation)                       Number)            Identification Number)

                       Advanta Business Receivables Corp.
       -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Nevada                          333-32874                 23-2852207
---------------------------------       ------------------      ------------------------
 (State or Other Jurisdiction of         (Commission File            (IRS Employer
         Incorporation)                       Number)            Identification Number)

Attention: General Counsel
639 Isbell Road
Suite 390
Reno, Nevada                                                      89509
----------------------------------------                  ---------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:          (775) 823-3080
                                                          ---------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

ITEM     2. ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Notes and the Receivables.

         Advanta Business Receivables Corp. (the "Registrant") registered the Advanta Business Card Master Trust Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (file No. 333-32874), as amended (the "Registration Statement").

         As set forth in the Registration Statement, the Registrant formed Advanta Business Card Master Trust (the "Issuer") which intends to issue $386,000,000 in aggregate principal amount of its Series 2000-C Asset Backed Notes (the "Notes") on November 16, 2000 (the "Closing Date").

         This Current Report Form 8-K is being filed to satisfy an undertaking to file copies of certain opinions to be issued in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.

         The primary assets of the Issuer are a pool of receivables in a portfolio of Mastercard(R)(1) business revolving credit card accounts.

ITEM     7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


Exhibit No.                Description
-----------                -----------

5.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to legality, dated November 16, 2000.

8.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to tax matters, dated November 16, 2000.



----------
         (1) MasterCard(R)is a federally registered trademark of MasterCard International Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2000


                                     ADVANTA BUSINESS CARD MASTER TRUST

                                     By: Advanta Bank Corp., as attorney-in-fact


                                     By:    /s/ Mark B. Hales
                                            ------------------------------------
                                     Name:  Mark B. Hales
                                     Title: President

                                     ADVANTA BUSINESS RECEIVABLES CORP.


                                     By:    /s/ Mark Shapiro
                                            ------------------------------------
                                     Name:  Mark Shapiro
                                     Title: Treasurer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

5.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to legality, dated November 16, 2000.

8.1 Opinion of Wolf, Block, Schorr and Solis-Cohen LLP with respect to tax matters, dated November 16, 2000.